EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this S-4 Registration Statement of Zions Bancorporation of our report dated January 16, 1998 on Sumitomo Bank of California's 1997 financial statements included in Zions Bancorporation's previously filed Form 8-K (filed April 15, 1998) and to all references to our firm included in this Registration Statement.

                                                 /s/ ARTHUR ANDERSEN LLP

                                                 ARTHUR ANDERSEN LLP

San Francisco, California
October 13, 1998